SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): July 15, 1999

          Onyx Acceptance Grantor Trust 1999-B
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-71045                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 1999-B, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of May 1,1999 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as
Trust Agent, the registrant has caused to be filed with the Commission, the June 1999 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 1999-B and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 1999-B for the month of July, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: July 28, 1999

Exhibit 19

Onyx Acceptance Owner Trust 1999-B                                                             Distribution Date Statement

   4.93%    Class A-1 Auto Loan Backed Notes                                   $52,000,000
   5.39%    Class A-2 Auto Loan Backed Notes                                  $100,000,000
   5.78%    Class A-3 Auto Loan Backed Notes                                  $105,000,000
   6.02%    Class A-4 Auto Loan Backed Notes                                   $72,000,000
   6.30%    Auto Loan Backed Certificates                                      $21,000,000

            Total Securities Issued                                           $350,000,000

Collection Period Beginning on:                                                         06/01/99
Collection Period Ending on:                                                            06/30/99
Distribution Date:                                                                      07/15/99

          1 Original Pool Balance                                                                         $350,000,000.00
          2 Collection Period Beginning Pool Balance                                                      $339,947,458.47
          3   Securities Balance                                                                          $339,947,458.47


            Net Collections for the Collection Period
          4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                          $16,614,256.12
          5 Full Prepayments through first 5 business days of current month (Precompute only)                   76,030.33
          5aFull Prepayments through first 5 business days of current month (Simple interest  only)            819,999.94
          6 Full Prepayments included in Prior Collection Period (Precompute only)                             131,869.73
          6aFull Prepayments included in Prior Collection Period (Simple Interest only)                      1,251,605.19
          7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                           103,493.50
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                      0.00
          9 Yield Supplement Amount to be Deposited to Collection Account                                            0.00
         10 Net Liquidation Proceeds on Defaulted Contracts                                                     23,488.44
         11 Net Liquidation Proceeds first 5 business days of current month                                          0.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                             0.00
         13 Net Insurance Proceeds                                                                                   0.00
         14 Net Insurance Proceeds first 5 business days of current month                                            0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                               0.00
         16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                          0.00
         17 Reinvestment Earnings on Funds in Collection Acct (ccma + invest)                                   32,242.21

         18   Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                                  $16,079,048.62

            Computation of Regular Principal Distributable Amount
         19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                       634,105.00
         20 Principal Collected: Payments only - Simple Interest contracts                                   3,767,033.33
         21 Principal Collected: Full Prepayments - S.I. thru month-end                                      3,531,025.48
         22 Full Prepayments through first 5 business days of current month: Simple Interest only              819,999.94
         23 Full Prepayments: Precompute only through month end                                                534,085.99
         24 Full Prepayments through first 5 business days of current month: Precompute only                    76,030.33
         25 Defaulted Contracts  (Liquidated Proceeds received)                                                 29,299.89
         26 Defaulted Contracts  thru 1st 5 business days of current month                                           0.00
         27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                0.00
         28 Defaulted Contracts  thru 1st 5 bus. days                                                                0.00
         29 Repurchased Contracts                                                                                    0.00

         30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                     $9,391,579.96

         31 Collection Period Ending Pool Balance of underlying Contracts                                 $330,555,878.51
         32 Collection Period Ending Pool Balance as % of Original Pool Balance (31 / 1)                            94.44%

         33 Accelerated Principal Target Level                                                                     N/A
         34 Accelerated Principal Distributable Amount                                                              $0.00

            Calculation of Note Interest Distributable Amount
            Note Interest Accrual Period begins
            Note Interest Accrual Period ends

         35            Class A-1 Notes:   Principal Amount at end of prior Distribution Date               $41,947,458.47

         36            Class A-1 Note Interest Carryover Shortfall                                                  $0.00
         37            Class A-1 Note Interest Accrual over Interest Accrual Period @                         $172,334.14

         38            Class A-1 Note Interest Distributable Amount (36 + 37)                                 $172,334.14

         39            Class A-2 Notes:   Principal Amount at end of prior Distribution Date              $100,000,000.00

         40            Class A-2 Note Interest Carryover Shortfall                                                  $0.00
         41            Class A-2 Note Interest Accrual over Interest Accrual Period @                         $464,138.89

         42            Class A-2 Note Interest Distributable Amount (40 + 41)                                 $464,138.89

         43            Class A-3 Notes:   Principal Amount at end of prior Distribution Date              $105,000,000.00

         44            Class A-3 Note Interest Carryover Shortfall                                                  $0.00
         45            Class A-3 Note Interest Accrual over Interest Accrual Period @                         $522,608.33

         46            Class A-3 Note Interest Distributable Amount (44 + 45)                                 $522,608.33

         47            Class A-4 Notes:   Principal Amount at end of prior Distribution Date               $72,000,000.00

         48            Class A-4 Note Interest Carryover Shortfall                                                  $0.00
         49            Class A-4 Note Interest Accrual over Interest Accrual Period @                         $373,240.00

         50            Class A-4 Note Interest Distributable Amount (48 + 49)                                 $373,240.00

         51 Note Interest Distributable Amount - Total all Notes (38+43+46+50)                              $1,532,321.36

            Calculation of Note Principal Distributable Amount
         52            Class A-1 Note original outstanding principal amount                                $52,000,000.00
         53            Class A-1 Note outstanding principal amount: Beginning  (35)                        $41,947,458.47
         54            Class A-1 Note Principal Carryover Shortfall (preceding Distribution Date)                   $0.00
         55            Class A-1 Note Percentage                                                                   100%
         56            Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount       $9,391,579.96
         57            Class A-1 Note Accelerated Principal Distributable Amount                                    $0.00
         58            Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                         $9,391,579.96

         59            Class A-1 Note outstanding principal amount: Ending (53 - 58)                       $32,555,878.51
         60            Class A-1 Note Pool Factor  (59 / 52)                                                         0.626075

         61            Class A-2 Note original outstanding principal amount                               $100,000,000.00
         62            Class A-2 Note outstanding principal amount: Beginning (39)                        $100,000,000.00
         63            Class A-2 Note Principal Carryover Shortfall preceding Distribution Date                     $0.00
         64            Class A-2 Note Percentage                                                                     0%
         65            Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         66            Class A-2 Note Accelerated Principal Distributable Amount                                    $0.00
         67            Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                 $0.00

         68            Class A-2 Note outstanding principal amount: Ending (62 - 67)                      $100,000,000.00
         69            Class A-2 Note Pool Factor (68 / 61)                                                          1.000000

         70            Class A-3 Note original outstanding principal amount                               $105,000,000.00
         71            Class A-3 Note outstanding principal amount: Beginning (43)                        $105,000,000.00
         72            Class A-3 Note Principal Carryover Shortfall for preceding Distribution Date                 $0.00
         73            Class A-3 Note Percentage                                                                     0%
         74            Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         75            Class A-3 Note Accelerated Principal Distributable Amount                                    $0.00
         76            Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                 $0.00

         77            Class A-3 Note outstanding principal amount: Ending (71 - 76)                      $105,000,000.00
         78            Class A-3 Note Pool Factor (77 / 70)                                                          1.000000

         79            Class A-4 Note original outstanding principal amount                                $72,000,000.00
         80            Class A-4 Note outstanding principal amount: Beginning (47)                         $72,000,000.00
         81            Class A-4 Note Principal Carryover Shortfall for  preceding Distribution Date                $0.00
         82            Class A-4 Note Percentage                                                                     0%
         83            Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount               $0.00
         84            Class A-4 Note Accelerated Principal Distributable Amount                                    $0.00
         85            Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                 $0.00

         86            Class A-4 Note outstanding principal amount: Ending (80 - 85)                       $72,000,000.00
         87            Class A-4 Note Pool Factor (86 / 79)                                                          1.000000

         88 Note Principal Distributable Amount - Total all Notes                                           $9,391,579.96
         89 Note outstanding principal amount - Total all Notes: Ending                                   $309,555,878.51
         90 Accelerated Principal Distributable Amount                                                              $0.00
         91 Note Distributable Amount - Total all Notes (Principal & Interest)                             $10,923,901.32

         92 Memo: Note Principal Carryover Shortfall - Total for preceding Distribution Date                        $0.00

            Calculation of Certificate Interest Distributable Amount
         93 Certificate Interest Accrual Period begins
         94 Certificate Interest Accrual Period ends

         95 Certificate Balance as of immediately preceding Distribution Date                              $21,000,000.00

         96 Certificate Interest Carryover Shortfall                                                                $0.00
         97 Certificate Interest Accrual over Interest Accrual Period @                                       $113,925.00

         98 Certificate Interest Distributable Amount (96 + 97)                                               $113,925.00

            Calculation of Certificate Principal Distributable Amount
         99 Original Certificate Balance                                                                   $21,000,000.00
        100 Certificate Balance: Beginning (95)                                                            $21,000,000.00
        101 Certificate Principal Carryover Shortfall for preceding Distribution Date                               $0.00
        102 Certificate Percentage                                                                                   0%
        103 Certificate Percentage multiplied by Regular Principal Distributable Amount                             $0.00
        104 Certificate Principal Distributable Amount (101 + 103)                                                  $0.00

        105 Certificate Balance: Ending (100 - 104)                                                        $21,000,000.00
        106 Certificate Pool Factor (105 / 99)                                                                       1.000000

        107 Certificate Distributable Amount  (Principal & Interest) (98 + 104)                               $113,925.00

        108   Securities Balance                                                                          $339,947,458.47
        109 Principal Distribution Amount (88 + 104)                                                        $9,391,579.96
        110 Securities Balance - Ending                                                                   $330,555,878.51

            Calculation of Total Distribution Amount
        111 Interest Distribution Amount                                                                    $1,646,246.36
        112 Principal Distribution Amount                                                                   $9,391,579.96
        113 Total Distribution Amount (111 + 112)                                                          $11,037,826.32

            NET COLLECTIONS PAYOUT ALLOCATION

        114 Reinvestment Earnings on Funds in Collection Acct                                                  $32,242.21
        115 Servicing Fee Paid this Period to Servicer                                                        $283,289.55

            Note Interest Paid Calculation
        116            Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                $0.00
        117 Interest Due on Above Beginning Shortfall                                                               $0.00
        118            Class A-1 Note Interest Distributable Amount  (38)                                     $172,334.14
        119            Class A-1 Note Interest Paid this Period                                               $172,334.14
        120            Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                            $0.00

        121            Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                $0.00
        122 Interest Due on Above Beginning Shortfall                                                               $0.00
        123            Class A-2 Note Interest Distributable Amount  (42)                                     $464,138.89
        124            Class A-2 Note Interest Paid this Period                                               $464,138.89
        125            Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                            $0.00

        126            Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                $0.00
        127 Interest Due on Above Beginning Shortfall                                                               $0.00
        128            Class A-3 Note Interest Distributable Amount  (46)                                     $522,608.33
        129            Class A-3 Note Interest Paid this Period                                               $522,608.33
        130            Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                            $0.00

        131            Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                $0.00
        132 Interest Due on Above Beginning Shortfall                                                               $0.00
        133            Class A-4 Note Interest Distributable Amount  (50)                                     $373,240.00
        134            Class A-4 Note Interest Paid this Period                                               $373,240.00
        135            Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                            $0.00

        136 Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                                  $0.00
        137 Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                                      $0.00
        138 Note Interest Distributable Amount  (51)                                                        $1,532,321.36
        139 Note Interest Paid this Period   (119 + 124 + 129 + 134)                                        $1,532,321.36
        140 Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                                     $0.00

            Certificate Interest Paid Calculation
        141 Certificate Interest Carryover Shortfall (Beginning)  (96)                                              $0.00
        142 Interest Due on Above Beginning Shortfall                                                               $0.00
        143 Certificate Interest Distributable Amount  (98)                                                   $113,925.00
        144 Certificate Interest Paid this Period                                                             $113,925.00
        145 Certificate Interest Carryover Shortfall (Ending)  (143 - 144)                                          $0.00

            Note Principal Paid Calculation
        146            Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                               $0.00
        147            Class A-1 Note Principal Distributable Amount  (58)                                  $9,391,579.96
        148            Class A-1 Note Principal Paid this Period                                            $9,391,579.96
        149            Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                           $0.00

        150            Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                               $0.00
        151            Class A-2 Note Principal Distributable Amount  (67)                                          $0.00
        152            Class A-2 Note Principal Paid this Period                                                    $0.00
        153            Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                           $0.00

        154            Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                               $0.00
        155            Class A-3 Note Principal Distributable Amount  (76)                                          $0.00
        156            Class A-3 Note Principal Paid this Period                                                    $0.00
        157            Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                             $0.00

        158            Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                               $0.00
        159            Class A-4 Note Principal Distributable Amount  (85)                                          $0.00
        160            Class A-4 Note Principal Paid this Period                                                    $0.00
        161            Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                           $0.00

        162 Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                                 $0.00
        163 Note Principal Distributable Amount  (88)                                                       $9,391,579.96
        164 Note Principal Paid this Period  (148 + 152 + 156 + 160)                                        $9,391,579.96
        165 Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                                    $0.00

            Certificate Principal Paid Calculation
        166 Certificate Principal Carryover Shortfall (Beginning)  (101)                                            $0.00
        167 Certificate Principal Distributable Amount  (104)                                                       $0.00
        168 Certificate Principal Paid this Period                                                                  $0.00
        169 Certificate Principal Carryover Shortfall (Ending)  (167 - 168)                                         $0.00

            Summary of Distributions Paid from Net Collections this Period
        170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)                     $32,242.21
        171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (115)                     $283,289.55
        172 Note Interest Distributable Amount Paid this Period  (139)                                       1,532,321.36
        173 Certificate Interest Distributable Amount Paid this Period  (144)                                  113,925.00
        174 Note Principal Distributable Amount Paid this Period  (164)                                     $9,391,579.96
        175 Certificate Principal Distributable Amount Paid this Period (168)                                       $0.00
        176 Surety Fee Payable to Insurer                                                                       45,326.33
        177 Reinsurance Fee Payable to Insurer                                                                  21,875.00

        178 Total Distributions from Collection Account                                                    $11,420,559.41

        179 Total Excess Spread Available for Deposit to Spread Account                                     $4,658,489.21

            SPREAD ACCOUNT RECONCILIATION
        180      Initial Deposit                                                                                    $0.00
        181 Deposits to Spread Account Prior Collection Periods                                             $1,433,468.76
        182 Deposit to Spread Account this Collection Period    (179)                                       $4,658,489.21
        183 Reinvestment Earnings on Funds in Spread Acct this Collection Period                                $2,837.61
        184 Draws from Spread Account Prior Periods                                                                 $0.00

        185 Spread Account Balance                                                                          $6,094,795.58

        186 Required Spread Account Balance                                                                 $7,000,000.00
        187 Draws from Spread Account this Collection Period                                                $6,027,793.93
        188 Spread Account Balance net of Draws this Collection Period                                         $67,001.65
                                                                                                            $6,027,793.93
            Delinquency Statistics
        189 Number of Accts Delinquent 30 - 59 Days
        190 Number of Accts Delinquent 60 - 89 Days                                                                250
        191 Number of Accts Deliquent 90 Days and Over                                                              74
        192 Total Number of Delinquent Accounts 30 Days +                                                            2
                                                                                                                   326
        193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days
        194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                              $2,754,524
        195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days +                                   $868,241
        196 Total Aggregate Net Outstanding Balance of Delinquent Loans                                        $14,418
                                                                                                            $3,637,183
        197  Policy Claim Amount
        198 Deposit Coverage Amount (Reinsurance)                                                                   $0.00
                                                                                                           $10,500,000.00
            Repossession Statistics
        199 Number of Accounts in Repo Inventory - Beginning
        200 Number of Accounts Repossessed During Collection Period                                                  6
        201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                   53
        202 Number of Accounts in Repo Inventory - Ending                                                            9
                                                                                                                    50
        203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - Begin
        204 Aggregate Net Outstanding Balance of Accounts Repossessed                                          $76,111.65
        205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated                              614,538.59
        206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory - End                              112,470.68
                                                                                                              $578,179.56

            Accounts Outstanding Statistics
        207 Original Accounts Outstanding
        208 Remaining Number of Accounts Outstanding @  End of Collection Period                                29,080
                                                                                                                28,153
            Calculation of Net Yield
        209 Interest Collected on Contracts
        210 Interest Collected on Contracts - Prior Collection Period                                        6,661,037.90
        211 Interest Collected on Contracts - Two Collection Periods Ago                                     3,277,379.99
        212 Liquidated Contract Balances (less Liquidation proceeds)                                                 0.00
        213 Liquidated Contract Balances - Prior Collection Period                                               5,811.45
        214 Liquidated Contract Balances - Two Collection Periods Ago                                            5,831.79
        215 Interest Paid to Securityholders  (111)                                                                  0.00
        216 Interest Paid to Securityholders - Prior Collection Period                                       1,646,246.36
        217 Interest Paid to Securityholders - Two Collection Periods Ago                                    1,483,121.11
        218 Servicing Fees Paid to Servicer  (171)                                                                   0.00
        219 Servicing Fees Paid to Servicer -  Prior Collection Period                                        $283,289.55
        220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                      $291,666.67
        221 Ending Pool Balance  (31)                                                                               $0.00
        222 Ending Pool Balance - Prior Collection Period                                                 $330,555,878.51
        223 Ending Pool Balance - Two Collection Periods Ago                                              $339,947,458.47
                                                                                                                    $0.00
        224            Net Yield
                                                                                                                    11.14%
                               A.P.R. Statistics
        225    Dollar Weighted A.P.R. of Contracts @ Cutoff Date
        226    Dollar Weighted A.P.R. of Remaining Contracts in Trust - End                                         14.65%
                                                                                                                    14.69%

            Credit Loss Statistics
        227 Gross Credit Losses during Collection Period
        228 Recoveries during Collection Period                                                                $29,299.89
                                                                                                                23,488.44
        229 Net Credit Losses during Collection Period
                                                                                                                $5,811.45
        230 Cumulative Net Credit Losses
        231 Cumulative Net Credit Losses as % of Original                                                      $11,643.24
        232 Memo:  Cram Down Losses                                                                                  0.00%
                                                                                                                    $0.00
        233 Remaining Weighted Average Maturity (Months)
                                                                                                                    54.6

            I certify that the computations  reflected above for the collection period ended are accurate and have been prepared in accordance with the Sales and Servicing Agreement dated May 1, 1999.

            By :   ______________________________________                  Date:  _______________

                 Name: Don Duffy
